UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2024

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite #203
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2024, Super League Enterprise, Inc. (the “Company”), entered into that certain Mutual General Release and Settlement Agreement (the “Agreement”) with 3i, LP, a Delaware limited partnership (“3i”), Nomis Bay Ltd., a Bermuda Corporation (“Nomis”), and BPY Limited, a Bermuda Corporation (“BPY”) (together with 3i and Nomis, the “Investors”), whereby the Company, among other things, issued an aggregate of 500,000 shares of the Company’s common stock, $0.001 par value (the “Shares”), to the Investors in consideration of the mutual release of any and all claims between the Company and the Investors arising from that certain Securities Purchase Agreement, dated May 16, 2022, by and between the Company and the Investors (the “SPA”). Pursuant to the terms of the Agreement, the Company has agreed to register the Shares on a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission.

Other than with respect to the Agreement, there is no relationship between the Company or its affiliates with the Investors or their affiliates.

The forgoing description of the Agreement is qualified in its entirety by reference to the full text of the document, a copy of which is filed herewith as Exhibit 10.1. The forgoing description of the SPA and Note are qualified in their entirety by reference to the full text of the documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on May 16, 2022.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

10.1	Mutual General Release and Settlement Agreement by and between 3i, LP, Nomis Bay Ltd. and BPY Limited and Super League Enterprise, Inc., dated March 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: March 15, 2024	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer